POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ R.R. HEMMINGHAUS

    R.R. HEMMINGHAUS


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LAURO F. CAVAZOS

    LAURO F. CAVAZOS


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ R.C. BECKER

    R.C. BECKER

Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WILLIAM L. FISHER

    WILLIAM L. FISHER


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GARY E. JOHNSON

    GARY E. JOHNSON


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s B. CHARLES AMES


   B. CHARLES AMES


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, her true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for her and in her name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ KATHERINE D. ORTEGA

    KATHERINE D. ORTEGA


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ E. GLENN BIGGS

    E. GLENN BIGGS



Dated:  November 17, 1995

                              POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ W. E. BRADFORD

    W. E. BRADFORD


Dated:  November 17, 1995

                              POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ BOB MARBUT

    BOB MARBUT


Dated:  November 17, 1995

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign a Registration Statement on Form S-8 of the Corporation for the purpose of registering, pursuant to the Securities Act of 1933, 100,000 shares of Common Stock (and associated stock purchase rights) and $3,000,000 of Deferred Compensation Obligations which represent unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Corporation's 401(k) Nonqualified Plan, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ W. H. CLARK

    W. H. CLARK



Dated:  November 17, 1995


W3011.LW